UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2005

KINDER MORGAN ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 5, 2005, Kinder Morgan Energy Partners, L.P. (the "Partnership") entered into a Credit Agreement (the "Credit Agreement") among the Partnership, as Borrower; Kinder Morgan Operating L.P. "B", as the Subsidiary Borrower; Wachovia Bank, National Association, as Administrative Agent; Citibank, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents; The Royal Bank of Scotland plc and Barclays Bank PLC, as Co-Documentation Agents; and the other lenders identified in the Credit Agreement.  The Credit Agreement provides a committed $1.6 billion revolving credit facility. The Credit Agreement provides that the margin the Partnership will pay with respect to borrowings and the facility fee the Partnership will pay on the total commitment will vary based on the Partnership's senior debt investment rating. The credit facility can be used for refinancing indebtedness of the Partnership and general corporate purposes, including as backup for the Partnership's commercial paper program, and includes financial covenants and events of default that are common in such arrangements. The Credit Agreement will mature on August 18, 2010.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement which is filed as Exhibit 10.1 to this Form 8−K and incorporated into this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On August 5, 2005, the Partnership terminated its $1.25 billion revolving credit facility dated August 18, 2004. The credit facility described under Item 1.01 above replaced the terminated credit facility. There were no penalties incurred by the Partnership as a result of the termination. The terminated credit agreement was previously filed as Exhibit 10.2 to the Partnership’s Quarterly Report on Form 10−Q for the quarter ended September 30, 2004.

Item 2.03 Creation of a Direct Financial Obligation.

On August 5, 2005, the Partnership entered into the Credit Agreement described under Item 1.01 above. The Partnership had no direct borrowings under the Credit Agreement as of August 10, 2005. The description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 to this Form 8−K and incorporated into this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits.

10.1

Credit Agreement, dated as of August 5, 2005, by and among Kinder Morgan Energy Partners, L.P.; Kinder Morgan Operating L.P. "B"; the lenders party thereto; Wachovia Bank, National Association, as Administrative Agent; Citibank, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents; The Royal Bank of Scotland plc and Barclays Bank PLC, as Co-Documentation Agents.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

By: Kinder Morgan G.P., Inc.,

its General Partner

By: Kinder Morgan Management, LLC,

its Delegate

Dated:  August 11, 2005

By:  /s/ Joseph Listengart

Joseph Listengart

Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1

Credit Agreement, dated as of August 5, 2005, by and among Kinder Morgan Energy Partners, L.P.; Kinder Morgan Operating L.P. "B"; the lenders party thereto; Wachovia Bank, National Association, as Administrative Agent; Citibank, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents; The Royal Bank of Scotland plc and Barclays Bank PLC, as Co-Documentation Agents.